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                                                                EXHIBIT NO. 23.1

                    CONSENT OF INDEPENDENT CHARTERED AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-60062 of Duke Capital Corporation on Form S-3 and the related Prospectus of our report dated February 8, 2002, except as to Note 24, which is as of May 1, 2002, included herein with respect to the consolidated financial statements of Westcoast Energy Inc. for the year ended December 31, 2001.

Vancouver, Canada                                              Ernst & Young LLP
May 29, 2002                                               Chartered Accountants